Exhibit 99.01

© 2018 Tonix Pharmaceuticals Holding Corp. November 2018 Version P0149 11 - 30 - 18 (Doc 0420) Investor Presentation

© 2018 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2017 , as filed with the Securities and Exchange Commission (the “SEC”) on March 9 , 2018 , and periodic reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2018 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals Who we are: • A clinical stage pharmaceutical company dedicated to developing innovative treatments for patients and making meaningful contributions to society What we do: • Target therapeutics with high need for improvement − Conditions with no or ineffective treatments − Significant patient segments not well served by existing therapies • Develop innovative treatment options with possibility to be a “game changer” − Scientifically unique and innovative − Supported by strong scientific rationale − Confirmed by clinical evidence and published literature − Utilize proven regulatory pathway and established clinical endpoint − Built on a foundation of proprietary intellectual property

© 2018 Tonix Pharmaceuticals Holding Corp. 4 Tonmya ®1 – lead program; FDA Breakthrough Therapy for Posttraumatic Stress Disorder (PTSD) – Bedtime treatment in Phase 3 Development • Results from 2 efficacy studies improve the new Phase 3 study design • New Phase 3 P302/RECOVERY study design features accepted by the FDA 2 • P302/RECOVERY study with Week 4 primary endpoint to initiate in 1Q2019 TNX - 102 SL – FDA Fast Track development program for agitation in Alzheimer’s disease (AAD) • IND 3 ready to support Phase 2 potential pivotal efficacy study TNX - 601 4 - Pre - IND candidate for daytime treatment for PTSD • Nonclinical development ongoing TNX - 801 5 - Smallpox - preventing vaccine candidate • Efficacy demonstrated in mouse model • cGMP process development underway 1 Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) for the treatment of PTSD. TNX - 102 SL is an investigational new drug and has not been approved for any indication. 2 FDA Breakthrough Therapy Type B Clinical Guidance Meeting Minutes (November 26, 2018) 3 IND - Investigational New Drug Application 4 T ianeptine oxalate 5 S ynthesized live horsepox virus Tonix Development Highlights Cyclobenzaprine Sublingual Tablets Pipeline

© 2018 Tonix Pharmaceuticals Holding Corp. 5 Lead Program: TNX - 102 SL – Product Concept Sleep disturbances are associated with a constellation of disorders • Considered co - morbid or a key symptom in these disorders • Believed to have a role in the onset, progression and severity of these disorders The focus of TNX - 102 SL development is both unique and innovative • Testing the therapeutic benefit of sleep (‘sleep quality’) − Restorative sleep…in contrast to time spent sleeping (‘sleep quantity’) • Targeting clinical conditions for which improved sleep quality may have a therapeutic benefit − Reduction in disease - specific symptoms, with sleep improvement as a secondary endpoint

© 2018 Tonix Pharmaceuticals Holding Corp. 6 Candidates in Development Preclinical Phase 2 NDA 1 /BLA 2 Market Pipeline Product Indication/ Description Phase 3 Tonmya Bedtime Treatment for PTSD Daytime Treatment for PTSD TNX - 601 Novel polymorph and salt discovered and characterized; Preliminary human PK and safety data 3 from selected formulation expected 2H2019 TNX - 801 Horsepox virus synthesized and demonstrated protective vaccine activity in mice Smallpox - preventing vaccine Cyclobenzaprine HCl sublingual tablets Tianeptine oxalate oral formulation Live horsepox virus (HPXV) vaccine from cell culture Phase 1 1 NDA - New Drug Application; 2 BLA – Biologic Licensing Application; 3 non - IND study Bedtime Treatment for Agitation in Alzheimer’s Cyclobenzaprine HCl sublingual tablets Fast Track Phase 2/3 ready program TNX - 102 SL All programs owned outright with no royalties or other obligations due P302/ RECOVERY study to start 1Q2019

© 2018 Tonix Pharmaceuticals Holding Corp. 7 Tonmya for the Treatment of PTSD Breakthrough Therapy (BT) designation from the FDA • Expedited development and accelerated approval are expected One Phase 2 study completed and one Phase 3 study stopped early due to inadequate separation from placebo (unblinded interim analysis of ~50% participants) • Both studies were accepted by the FDA as potential pivotal efficacy studies in military - related PTSD if successful • No safety or tolerability concerns • Phase 2 study (P201) formed the basis of BT designation • Phase 3 study (P301) provided evidence of effectiveness as early as 4 weeks after treatment but diminished over time due to high placebo response − Retrospective analysis showed Tonmya response in subgroup with trauma ≤9 years from screening • Both studies can be used as supportive evidence of efficacy and safety for Tonmya NDA submission FDA feedback and acceptance on new Phase 3 study (P302) received in November 1 Patent protection through 2034 in U.S. 2 • Composition of matter patent for transmucosal delivery of cyclobenzaprine Novel mechanism targets sleep quality • Memory processing during sleep is important to recovery from PTSD 1 FDA Breakthrough Therapy Type B Clinical Guidance Meeting Minutes, November 26, 2018; 2 U .S. Patent No. 9,636,408 for eutectic proprietary Protectic ™ formulation

© 2018 Tonix Pharmaceuticals Holding Corp. 8 Breakthrough Therapy Designation FDA granted Tonmya Breakthrough Therapy designation – reported December 19, 2016 • PTSD is a serious condition • Tonmya has potential advantages over existing therapies in military - related PTSD Benefits of Breakthrough Therapy designation • Eligibility for priority review of the NDA within 6 months instead of 10 - 12 months • Option to submit completed portions of the NDA for rolling review • An organizational commitment involving FDA's senior managers to accelerate the development and approval process, an opportunity to compress development time

© 2018 Tonix Pharmaceuticals Holding Corp. 9 No Recognized Abuse Potential in Clinical Studies Active ingredient is cyclobenzaprine, which is structurally related to tricyclic antidepressants • Cyclobenzaprine interacts with receptors that regulate sleep quality: 5 - HT 2A, a 1 - adrenergic and histamine H 1 receptors • Cyclobenzaprine does NOT interact with the same receptors as traditional hypnotic sleep drugs, benzodiazepines or non - benzodiazepines that are associated with retrograde amnesia • Cyclobenzaprine - containing product was approved 40 years ago and current labeling (May 2016) indicates no abuse or dependence concern Tonmya NDA can be filed without drug abuse and dependency assessment studies • Discussed at March 9, 2017 Initial Cross - disciplinary Breakthrough Meeting with the FDA

© 2018 Tonix Pharmaceuticals Holding Corp. 10 TNX - 102 SL Intellectual Property – U.S. Protection until 2034 Composition of matter (eutectic) : Protection expected to 2034 • United States Patent and Trademark Office (USPTO) issued U.S. Patent No. 9,636,408 in May 201 7U.S. Patent No. 9,956,188 in May 2018 and U.S. Patent No. 10,117,936 in November 2018 • Japanese Patent Office (JPO) issued Japanese Patent No. 6310542 in March 2018 • New Zealand Intellectual Property Office (NZIPO) issued New Zealand Patent No. 631152 in May 2017 • 37 patent applications pending (2 allowed (US and South Africa)) Pharmacokinetics (PK) : Protection expected to 2033 • JPO issued Japanese Patent No. 6259452 in December 2017 • NZIPO issued New Zealand Patent No. 631144 in March 2017 • Taiwanese Intellectual Property Office issued Taiwanese Patent No. I590820 in July 2017 • 21 patent applications pending (1 allowed (Australia)) Method of use for active ingredient cyclobenzaprine : Protection expected to 2030 • European Patent Office issued European Patent No. 2 501 234B1 in September 2017 (validated in 38 countries). Opposition filed in June 2018 • USPTO issued U.S. Patent 9,918,948 in March 2018 • 2 patent applications pending

© 2018 Tonix Pharmaceuticals Holding Corp. 11 TNX - 102 SL: Sublingual Formulation is Designed for Bedtime Administration TNX - 102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption • Innovation by design with patent protected CBP/mannitol eutectic • Rapid systemic exposure • Increases bioavailability during sleep • Avoids first - pass metabolism • Lowers exposure to long - lived active major metabolite, norcyclobenzaprine ( norCBP ) CBP undergoes extensive first - pass hepatic metabolism when orally ingested • Active major metabolite, norCBP 1 • Long half - life (~72 hours) • Less selective for target receptors ( 5 - HT 2A, a 1 - adrenergic, histamine H 1 ) • More selective for norepinephrine transporter TNX - 102 SL 505(b)(2) NDA approval can rely on the safety of the reference listed drug (AMRIX ® ) 2 1 Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14 - 16, 2015, Toronto Ont ario, Canada 2 FDA Breakthrough Therapy Type B Clinical Guidance Meeting Minutes (November 26, 2018)

© 2018 Tonix Pharmaceuticals Holding Corp. 12 Proprietary Cyclobenzaprine Hydrochloride Eutectic Mixture Stabilizes Sublingual Tablet Formulation Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Eutectic formulation 1 ANGSTRO - TECHNOLOGY™ Cyclobenzaprine - HCl (CBP - HCl) Eutectic formulation protects CBP - HCl from base and makes stable tablet with rapid absorption properties Pure CBP - HCl interacts with base and tablet disintegrates Cyclobenzaprine free base Protectic™ 1 U.S. Patent issued May 2, 2017 Mannitol (inactive)

© 2018 Tonix Pharmaceuticals Holding Corp. 13 Tonmya: Novel Mechanism Targets Sleep Quality for Recovery from PTSD PTSD is a disorder of recovery • Most people exposed to extreme trauma recover over a few weeks • In PTSD, recovery process impeded due to insufficient sleep - dependent memory processing Memory processing is essential to recovery • Vulnerability to memory intrusions and trauma triggers remains if no consolidation of new learning (extinction) Tonmya targets sleep quality 1 • The active ingredient in Tonmya, cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5 - HT 2A , a 1 - adrenergic and histamine H 1 receptors, permissive to sleep - dependent recovery processes 1 Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14 - 16, 2015, Toronto On tario, Canada

© 2018 Tonix Pharmaceuticals Holding Corp. 14 Proposed Mechanism of Action of Tonmya in the Treatment of PTSD: The Effects of Nocturnal Neuroreceptor Blockade on Sleep Cyclobenzaprine is a functional antagonist at serotonergic 5 - HT 2A receptors , noradrenergic 1 receptors , and histaminergic H 1 receptors REM, rapid eye movement; NREM, non - rapid eye movement; P - waves, ponto - geniculo - occipital waves Serotonergic projections from the dorsal raphe nuclei Inhibition of 5 - HT 2A receptors: Slow - wave sleep NREM spindles REM P - waves Noradrenergic projections from the locus coeruleus Inhibition of 1 receptors: REM fragmentation Total sleep time Histaminergic projections from the tuberomammillary nucleus Inhibition of H 1 receptors: NREM Wakefulness The overall proposed effects of Tonmya on sleep leads to increased sleep - dependent consolidation of extinction memories, facilitating recovery from PTSD

© 2018 Tonix Pharmaceuticals Holding Corp. 15 • Generally, serotonin (5 - HT) activity promotes the awake state and inhibits REM sleep; whereas once in REM sleep, the 5 - HT system is normally quiescent • Extinction learning is critical to recovery from trauma, and such new learning is consolidated (moving from labile short term to established long term memory) during particular stages of sleep 1,2 • Recent rodent research shows how particular brain wave patterns during REM sleep, known as “P - waves” are critical to extinction consolidation 3 • 5 - HT activation of pontine brainstem region richly expressing 5 - HT 2A receptors inhibits P - wave generation during REM 4 • Nocturnal blockage of 5 - HT 2A receptors may restore extinction consolidation by inhibition of errant 5 - HT stimulation during REM (see model in next 2 slides) Proposed Mechanism of Action of Tonmya in the Treatment of PTSD: Focus on Nocturnal 5 - HT 2A Receptor Blockade in REM 1. Pace - Schott, et al. Biology of Mood & Anxiety Disorders . 2015;5(3):1 - 19. 2. Straus et al. Biol Psych: CNNI. 2017;2(2):123 - 129. 3. Datta S, et al. J Neurosci . 2013;33(10):4561 - 4569. 4. Datta S, et al. Sleep . 2003;26(5):513 - 520.

© 2018 Tonix Pharmaceuticals Holding Corp. 16 Fear Extinction Memory Consolidation: The Proposed Role of P - Waves, REM Sleep, and Serotonergic Neuroreceptor Activity Serotonergic projections from the dorsal raphe nuclei pons Site of release of phasic waves called pontine or P - waves P - wave activity is highest right before and during REM sleep 1 • Serotonergic activity normally inhibits P - wave release during REM sleep 2 • This is thought to be done primarily through activity at 5 - HT 2A receptors 3 • Increased P - wave activity during REM sleep is critical for fear extinction memory consolidation in rats 4 • By blocking 5 - HT 2A receptors, cyclobenzaprine may sustain P - wave activity during REM sleep • This blockade may lead to better quality of REM sleep with increased fear extinction consolidation in individuals with PTSD, facilitating recovery P - waves, ponto - geniculo - occipital waves; REM, rapid eye movement 1. Lim AS, et al. Sleep . 2007;30(7):823 - 827. 2. Datta S, et al. Sleep . 2003;26(5):513 - 520. 3. Tamas K, Gyorgy B. Effect of 5 - HT2A/2B/2C receptor agonists and antagonists on sleep and waking in laboratory animals and humans. In: Monti JM, Pandi - Perumal SR, Jacobs BL, Nutt DJ, eds. Serotonin and sleep: Molecular, functional, and clinical aspects. Basel, Switzerland: Birkhäuser Basel; 2008. 4. Datta S, et al. J Neurosci . 2013;33(10):4561 - 4569.

© 2018 Tonix Pharmaceuticals Holding Corp. 17 Overview of Posttraumatic Stress Disorder (PTSD) PSTD is a chronic disabling disorder in response to experiencing traumatic event(s) Symptoms of PTSD fall into four clusters: 1. Intrusion (aversive memories, nightmares, flashbacks) 2. Avoidance (avoiding persons, places or situations) 3. Mood/cognitions (memory block, emotional numbing, detachment from others) 4. Hyperarousal (anxiety, agitation & sleep disturbance) Diagnosis, symptom severity, as well as treatment effect, is determined by CAPS - 5* • Recognized as the standard for rating PTSD severity in clinical trials • Takes into account all four symptom clusters • Higher Total CAPS - 5 score reflects more severe PTSD symptoms * Clinician - administered PTSD scale for Diagnostic Statistical Manual version 5 (DSM - 5)

© 2018 Tonix Pharmaceuticals Holding Corp. 18 Impact of PTSD on People Consequences: • Impaired daily function and substantial interference with work and social interactions • Reckless or destructive behavior • Increased health care utilization and greater medical morbidity PTSD as a risk factor for: • Depression • Alcohol or substance abuse • Absenteeism/unemployment • Homelessness • Violent acts • Suicidal thoughts and suicide

© 2018 Tonix Pharmaceuticals Holding Corp. 19 PTSD: U.S. Prevalence and Index Traumas PTSD is a chronic response to traumatic event(s) • A majority of people will experience a traumatic event at some point in their lifetime 1 • 20% of women and 8% of men in the U.S. who experience significant trauma develop PTSD 1 Adult Civilians: • Lifetime prevalence: 6.1% (14.4 million adults in the U.S.) 2 • Persistent - >1/3 fail to recover, even after several years following the trauma 2 • Twelve month prevalence: U.S. 4.7% (11 million adults) 2 EU 2.3% (~10.0 million adults) 3 Most common forms of trauma 1 • Witnessing someone being badly injured or killed • Natural disaster • Life - threatening accident • Sexual or physical assault 1 Kessler et al., Arch Gen Psychiatry 1995; 52:1048 2 Goldstein et al., 2016 3 The European Union Market Potential for a New PTSD Drug. Prepared for Tonix Pharmaceuticals by Procela Consultants Ltd, Sept emb er 2016

© 2018 Tonix Pharmaceuticals Holding Corp. 20 PTSD Prevalence and Market Characteristics 1 Goldstein et al., 2016 (civilians) 2 Veterans: VA/DOD Clinical Practice Guidelines for the Managements of PTSD and Acute Stress Disorder, 2017, page 15 (619,493 v et s diagnosed with PTSD in VA for 2016) 3 IMS Consulting, Market Sizing & Treatment Dynamics: Post - Traumatic Stress Disorder (PTSD) Patients", 2016 4 Bernardy et al., 2012 (80% of veterans diagnosed with PTSD had at least one medication from the Clinical Practice Guidelines) ~620k Veterans Diagnosed in Veterans Administration (VA) 2,4 ~1.2 million Civilians Diagnosed 3 Diagnosed population Large population (~1.8 million) Majority receive drug treatment Civilians: ~75% 3 Veterans: ~80% 4 Not diagnosed with PTSD (~9.2 million) but some receiving treatment 3 Prevalent Population (U.S.) ~11 million 1,2 (civilians plus veterans) Receive Rx 495,500 No Rx 123,900 Receive Rx 872,000 No Rx 288,000

© 2018 Tonix Pharmaceuticals Holding Corp. 21 What Drug Classes are Used to Treat PTSD? * TRx = Total prescriptions 1 VA/DoD Clinical Practice Guideline for the Management of Post - Traumatic Stress, Version 2, 2010 2 IMS Consulting, Market Sizing & Treatment Dynamics: “Post - Traumatic Stress Disorder (PTSD) Patients", 2016 Benzodiazepines 2.845 M TRx SSRIs 2.839 M TRx Other Antidepressants Non - benzodiazepine Hypnotics Serotonin and norepinephrine reuptake inhibitors (SNRIs) Tricyclic Antidepressants Adrenergic Agents All Others Atypical Antipsychotics Anticonvulsants/Mood Stabilizers Market highly fragmented, with benzodiazepines widely prescribed (but not indicated) 1 • Multiple medications per patient (or “Polypharmacy”) is the norm • Approximately 55% of patients receive a benzodiazepine, and 53% receive a selective serotonin reuptake inhibitor (SSRI) • SSRIs are the only FDA - approved drug class Estimated PTSD Market Volume (Civilian Population Only) ~14.1 million TRx * 2

© 2018 Tonix Pharmaceuticals Holding Corp. 22 PTSD: Not Well - Served by Approved Treatments FDA - approved SSRIs, paroxetine and sertraline, are indicated as a treatment for PTSD • Neither drug has shown efficacy in military - related PTSD • Majority of male PTSD patients unresponsive or intolerant to current treatments • Side effects relating to sexual dysfunction (particularly in males), sleep and weight gain are commonly reported Characteristics of an ideal drug therapy that would be compatible and complementary with behavioral therapy • Lack of retrograde amnesia (e.g., unlike off - label use of benzodiazepines and non - benzodiazepines) • Lack of interference on sleep (e.g., unlike approved SSRIs) Tonmya is being investigated in both military and civilian PTSD and will be indicated as a “treatment for PTSD”

© 2018 Tonix Pharmaceuticals Holding Corp. 23 Why Initially Targeted Military - Related PTSD? 1 Friedman et al., J Clin Psychiatry 2007; 68:711 2 Zoloft Package Insert, August, 2014 3 Paxil Package Insert, June, 2014 4 Fava et al., Psychother Psychosom 84:72 - 81, 2015 Military - related PTSD not well - served by existing FDA - approved therapies • No clear treatment response observed in U.S. military population Sertraline: failed to show efficacy in a large multicenter trial in U.S. military (placebo numerically better) 1 Paroxetine: no large trials conducted with predominantly military trauma • Inconsistent treatment response observed in males Sertraline: FDA - conducted post - hoc analysis concluded no effect for male civilian subgroup 2 Paroxetine: no sex - related difference in treatment outcomes 3 • Important tolerability issues with SSRIs in this population Sexual dysfunction 2,3 Insomnia 2,3 SSRI withdrawal syndrome 4

© 2018 Tonix Pharmaceuticals Holding Corp. 24 Prevalence of PTSD Among Civilians and Veterans 1 Goldstein et al., 2016 ; 2 Norris, PTSD Res Quar . 2013; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD; 4 Goldstein et al., 2016; 5 Veterans: VA/DOD Clinical Practice Guidelines for the Managements of PTSD and Acute Stress Disorder, 2017, page 15 >19% Iraq/Afghanistan 3 4.7% General population 1 19 - 31% Vietnam veterans 2 11 million American adults affected 4,5 Women more likely to develop than men 1 Susceptibility may run in families 1

© 2018 Tonix Pharmaceuticals Holding Corp. 25 Growing Economic and Social Burden to Care for Veterans with PTSD Health care costs associated with PTSD for OEF/OIF/OND veterans: Direct costs Indirect costs 1 CBO Report 2012; 2 Tanielan , Invisible Wounds of War . 2005; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; OEF/OIF/OND, Operations Enduring Freedom, Iraqi Freedom and New Dawn. $3,000 - 5,000 per patient per year for OEF/OIF Veterans 1 ~ 1.9M Veterans out of 2.7M Service members deployed between 10/1/2001 and 3/31/2015 3 $2 - 3 billion estimated yearly cost to society 2 Families, social care agencies, schools, employers, welfare system 2

© 2018 Tonix Pharmaceuticals Holding Corp. 26 Phase 2 P201/AtEase 1 Study in Military - Related PTSD • Randomized, double - blind, placebo - controlled trial in military - related PTSD • Efficacy analysis from 231 * patients; 24 U.S. clinical sites • Enrolled patients with baseline CAPS - 5 2 ≥ 29 • Primary Efficacy Analysis: • Difference in CAPS - 5 score change from baseline between Tonmya 2.8 mg and placebo at Week 12 • Key Secondary Measures: • PROMIS Sleep Disturbance, CGI - I, SDS Tonmya at bedtime once - daily Placebo at bedtime once - daily 12 weeks N= 90 * Tonmya at bedtime once - daily N= 92 * N= 49 * 2.8 mg 5.6 mg (2 x 2.8 mg) 12 - week open - label extension 1 ClinicalTrials.gov Identifier: NCT02277704 2 CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5 * Modified intent - to - treat

© 2018 Tonix Pharmaceuticals Holding Corp. 27 P201/AtEase Study P201 was a large adequate well - controlled Phase 2 study in military - related PTSD • Primary endpoint (Week 12 CAPS - 5) did not separate from placebo for TNX - 102 SL 2.8 mg • No safety or tolerability issue discovered • Retrospective analyses showed TNX - 102 SL 5.6 mg had a strong signal of treatment effect at Week 12 CAPS - 5 (P=0.053) and CGI - I (P=0.041) scores • Retrospective analyses suggested CAPS - 5 ≥ 33 enrollment criteria for Phase 3

© 2018 Tonix Pharmaceuticals Holding Corp. 28 P201/AtEase Study – Summary of Primary and Secondary Analyses (Week 12)

© 2018 Tonix Pharmaceuticals Holding Corp. 29 P301/HONOR 1 Study – Evidence of Efficacy at Week 4 Discontinued Due to High Placebo Response at Week 12 Primary e ndpoint CAPS - 5 2 : • Mean change from baseline at W eek 12 (Tonmya 5.6 mg vs. placebo ) Unblinded interim analysis at 274 randomized participants ( mITT * N= 252) • Study stopped based on a pre - specified study continuation threshold at Week 12 • Participants discontinued in HONOR or 12 - week open - label extension (OLE) studies can enroll in the 40 - week OLE study Placebo once - daily at bedtime 12 weeks Tonmya once - daily at bedtime N= 127* N= 125* 5.6 mg (2 x 2.8 mg tablets) General s tudy c haracteristics: Randomized, double - blind, placebo - controlled , adaptive design, planned 550 military - related PTSD participants with baseline CAPS - 5 2 ≥ 33 in approximately 40 U.S. sites 12 - week and/or 40 - week open - label extension studies 1 ClinicalTrials.gov Identifier: NCT03062540 2 CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5 *Modified intent - to - treat

© 2018 Tonix Pharmaceuticals Holding Corp. 30 P301/HONOR Study - Primary Analysis in mITT Population In P301 study both TNX - 102 SL and placebo - treated groups improved but the greater improvement on TNX - 102 SL compared with placebo diminished over time • TNX - 102 SL did not separate from placebo at primary endpoint LS Mean (SE) = Least Squares Mean (Standard Error) CI = Confidence Interval MCFB = Mean Change From Baseline MMRM with Multiple Imputation

© 2018 Tonix Pharmaceuticals Holding Corp. 31 TNX - 102 SL: Sublingual Formulation is Designed for Bedtime Administration TNX - 102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption • Innovation by design with patent protected CBP/mannitol eutectic • Rapid systemic exposure • Increases bioavailability during sleep • Avoids first - pass metabolism • Lowers exposure to long - lived active major metabolite, norcyclobenzaprine ( norCBP ) CBP undergoes extensive first - pass hepatic metabolism when orally ingested • Active major metabolite, norCBP 1 • Long half - life (~72 hours) • Less selective for target receptors ( 5 - HT 2A, a 1 - adrenergic, histamine H 1 ) • More selective for norepinephrine transporter TNX - 102 SL 505(b)(2) NDA approval can rely on the safety of the reference listed drug (AMRIX ® ) 2 1 Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14 - 16, 2015, Toronto Ont ario, Canada 2 FDA Breakthrough Therapy Type B Clinical Guidance Meeting Minutes (November 26, 2018)

© 2018 Tonix Pharmaceuticals Holding Corp. 32 Differences Between P201/AtEase and P301/HONOR Studies Design Phase 2 and 3 studies were very similar – both studied military related PTSD at multiple sites in the US • CAPS - 5 ≥ 33 entry criteria used in Phase 3 BDI - II= Beck Depression Inventory - II; CGI - I=Clinical Global Impression – Improvement; MI= multiple imputation; MMRM=mixed model repeated measures; MADRS=Montgomery - Åsberg Depression Rating Scale; PROMIS SD=Patient - Reported Outcomes Measurement Information System – Sleep Disturbance; SDS=Sheehan Disability Scale; TFT=trauma - focused therapy

© 2018 Tonix Pharmaceuticals Holding Corp. 33 P201/AtEase and P301/HONOR Demographics and Characteristics The striking difference between P201 and P301 was time since trauma • Phase 2 P201 study recruited many participants from the surge in Iraq who were mostly <9 years since trauma

© 2018 Tonix Pharmaceuticals Holding Corp. 34 Retrospective Comparison of Time Since Trauma in P201/AtEase versus P301/HONOR (Tonmya 5.6 mg Groups) P301 study was initiated approximately two years later than Phase 2 P201 • The median time since trauma in Phase 3 was 9.5 years compared to the median time since trauma in Phase 2 of 6.0 years for TNX - 102 SL 5.6 mg treated groups

© 2018 Tonix Pharmaceuticals Holding Corp. 35 CAPS - 5 Mean Change from Baseline Difference from Placebo of Tonmya 5.6 mg in TST Subgroupings MCFB=mean change from baseline; ‘N’=number of participants in group; PBO=placebo; TST=time since trauma • The mITT sample was divided into groups based on TST ( 1 . 5 - 2 years each as well as 0 - 5 years and ≥ 13 . 5 years groups) • Graph shows the CAPS - 5 differences in MCFB between TNX 5 . 6 mg and PBO for Weeks 4 , 8 , and 12 post - baseline timepoints • “Expected contrast” horizontal dashed line indicates observed effect from Phase 2 P 201 study • For TST < 10 . 5 years groups, TNX 5 . 6 mg showed good separation from PBO (left side of vertical dashed 10 . 5 year line) . • For TST > 10 . 5 years groups, separation of TNX 5 . 6 mg from PBO was either small or worked in the favor of PBO (right side of vertical dashed 10 . 5 year line) .

© 2018 Tonix Pharmaceuticals Holding Corp. Primary Outcome (CAPS - 5) in Phase 3 ( mITT ) and ≤9 Years Time Since Trauma (TST) Subgroups Modified intent to treat ( mITT ) population Phase 3 P301/HONOR Study ** p=0.004, * p=0.039, # p=0.069, TNX - 102 SL 5.6 mg group v. placebo, using MMRM with MI ~50% mITT Population 36 * p=0.019, TNX - 102 SL 5.6 mg group v. placebo, using mixed model repeated measures (MMRM) with multiple imputation (MI) Time Since Trauma ≤9 yrs

© 2018 Tonix Pharmaceuticals Holding Corp. P201 Baseline CAPS - 5 ≥33 (majority TST 1 ≤9 yr ) **p<0.01, *p=0.017, TNX - 102 SL 5.6 mg group v. placebo, using mixed model repeated measures (MMRM) with multiple imputation (MI) P301 TST ≤9 yr ** p=0.004, * p=0.039, # p=0.069 TNX - 102 SL 5.6 mg group v. placebo, using MMRM with MI PTSD Treatment Response to Tonmya in Phase 2 and Phase 3 Studies: Retrospective Analyses of P201 Entry CAPS - 5 ≥33 and P301 ≤9 Years Since Trauma Subgroups Change in CAPS - 5 over course of treatment with Tonmya CAPS - 5 is a structured interview assessing PTSD severity • Required primary endpoint for PTSD drug approval Decrease in PTSD severity in Phase 3 subgroup ≤9 years since TST is similar to Phase 2 subgroup with baseline CAPS - 5 ≥ 33 1 Time since trauma; 2 Majority of P201 participants were ≤ 9 years since trauma and ~80% of P201 participants and all of P301 participants were ≥33 CAPS - 5 at baseline 37

© 2018 Tonix Pharmaceuticals Holding Corp. 38 Sustained Remission in Phase 2 and Phase 3 Studies: Retrospective Analyses of P201 Entry CAPS - 5 ≥33 and P301 ≤9 Years Since Trauma Subgroups Remission is a clinical state that is essentially asymptomatic In order to confirm remission: • Determined rates of participants who met remission status at both Week 8 and Week 12 Rate of remission in ≤9 years since trauma group in P301 is similar to baseline CAPS - 5 ≥ 33 group in P201 1 1 Majority of P201 participants were ≤ 9 years since trauma and ~80% of P201 participants and all of P301 participants were ≥ 33 CAPS - 5 at baseline

© 2018 Tonix Pharmaceuticals Holding Corp. 39 Sustained Remission in P201/ AtEase Study Retrospective Analyses of Phase 2 Subgroups with and without Oral AE’s (ON/OT/NT) Oral numbness (ON), oral tingling (OT) and noticeable taste (NT) are local administration site reactions that are potentially unblinding • Subgroups with and without ON/OT/NT were studied in participants who met remission status at both Week 8 and Week 12 Similar rates of remission were observed in participants in P201 with and without oral AE’s • Unblinding was unlikely to account for treatment effect

© 2018 Tonix Pharmaceuticals Holding Corp. 40 Tonmya Dose - Effect in Military - Related PTSD 1 1 Phase 2 P201/AtEase study: Retrospective analysis of Tonmya 5.6 mg on CAPS - 5 ≥33 (high - moderate) subgroup. Primary analysis of P 201/AtEase was on Tonmya 2.8 mg in participants with entry CAPS - 5 ≥29 , moderate PTSD severity. 2 Clinician administered PTSD Scale for DSM - 5 7.2 points ** p<0.01, * p<0.025, Tonmya 5.6 group with placebo, MMRM with multiple imputation (MI); * p=0.018, Tonmya 2.8 mg group with placebo, MMRM with MI PTSD Symptoms (CAPS - 5 2 Score) Remission = Loss of Diagnosis and CAPS - 5 < 11 Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; # p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression 5.20% 14.30% 21.10% 0% 5% 10% 15% 20% 25% 30% Weeks 8 & 12 Percent in Remission Placebo (N=77) Tonmya 2.8 mg (N=70) Tonmya 5.6 mg (N=38) # * Remission

© 2018 Tonix Pharmaceuticals Holding Corp. 41 Retrospective Analysis of Treatment Response in ≤9 & >9 Years since Trauma in P301/HONOR Study The ≤ 9 years since trauma group in P301 replicated results from P201 • Retrospective analysis of P201 showed Tonmya 5.6 mg treatment group difference over placebo of 5.0 points (MMRM with MI, p = 0.031) LS Mean = Least Squares Mean MCFB = Mean Change From Baseline MMRM with Multiple Imputation

© 2018 Tonix Pharmaceuticals Holding Corp. 42 Retrospective Analyses of ≤9 Years Since Trauma Subgroup on Key Secondary Endpoints in P301/HONOR Study Key secondary endpoints showed strong treatment effects • CGI - I, PGIC and PROMIS SD were pre - specified secondary analyses • Supports CAPS - 5 results and similar to Phase 2 P201 Study results CGI - I=Clinical Global Impressions – Improvement scale PGIC, Patient Global Impression of Change scale PROMIS SD=Patient - Reported Outcome Measures Information System Sleep Disturbance SDS=Sheehan Disability Scale LSMD = Least Squares Mean Difference

© 2018 Tonix Pharmaceuticals Holding Corp. 43 Adverse Events (AEs) in P201/AtEase and P301/HONOR Studies No serious and unexpected AEs in P201 or P301 • Systemic AEs comparable between studies and also consistent with those described in approved cyclobenzaprine product labeling • Similar severity and incidence of oral hypoesthesia (oral numbness) # only adverse events (AEs) are listed that are at a rate of ≥ 5% in any TNX - treated group *no values in a row for either study means the AE in the active group(s) in that study was at a rate of <5%

© 2018 Tonix Pharmaceuticals Holding Corp. 44 Time Since Trauma – Review of Published Studies Published studies of prazosin suggested effects in military - PTSD prior to 9 years • Loss of treatment effect >9 years Paroxetine and sertraline studies supporting FDA approval were conducted on PTSD > 9 years • SSRIs have a benefit long after trauma 1 Martenyi et al. J Clin Psychiatry 2002;63:199 - 206. 2 Friedman et al. J Clin Psychiatry 2007;68:711 - 720. 3 Raskind et al. NEJM 2018;378:507 - 517. 4 Raskind et al. Am J Psychiatry 2013;170:1003 - 1010. 5 Shalev et al. Arch Gen Psychiatry 2012;69:166 - 176. 6 Davidson et al. Arch Gen Psychiatry 2001;58:485 - 492. 7 Brady et al. JAMA 2000;283:1837 - 1844. 8 Marshall et al. Am J Psychiatry 2001;158:1982 - 1988. 9 Tucker et al. J Clin Psychiatry 2001;62:860 - 868. Escit =escitalopram

© 2018 Tonix Pharmaceuticals Holding Corp. 45 Time Since Trauma – Remitting and Persistent Phases of PTSD Kessler et al 1 studied remission in PTSD with and without therapy • Identified remitting and persistent phase of PTSD – with transition at approximately 6 years post trauma • Supported by other studies 2 - 6 1 Kessler et al. Arch Gen Psychiatry 1995;52:1048 - 1060. 2 Armenta et al. BMC Psychiatry 2018;18:48. 3 Galatzer - Levy et al. PLOS ONE 2013;8:e70084. 4 Perkonigg et al. Am J Psychiatry 2005;162:1320 - 1327. 5 Santiago et al. PLOS ONE 2013;8:e59236. 6 Davidson & Connor. Eur Neuropsychopharmacol 2001;11(Supp3):S148 - S149.

© 2018 Tonix Pharmaceuticals Holding Corp. 46 Response to Tonmya for Female Participants in P301/HONOR Study • Females made up only 11% of the P301/HONOR study mITT population • Difference in mean change from baseline in CAPS - 5 in females between placebo (N=17) and Tonmya 5.6 mg (N=10) was: • At 4 weeks - 11.5 points • At 12 weeks - 9.1 points • Indicates substantial separation from placebo in the small number of female participants • Predicts therapeutic response to Tonmya 5.6 mg likely in mixed civilian and military PTSD population to be studied in upcoming P302/RECOVERY trial • Civilian PTSD population tends to be about 2/3 female

© 2018 Tonix Pharmaceuticals Holding Corp. 47 • Non - combat traumas studied are similar to traumas experienced in civilian populations with PTSD • To determine the therapeutic effects of Tonmya 5.6 mg in a mixed civilian and military population, difference in MCFB in CAPS - 5 was assessed in non - combat traumas in ≤9 years TST subgroup (placebo N=14, Tonmya 5.6 mg N=10): • At 4 weeks - 4.8 points • At 12 weeks - 4.4 points • Non - combat traumas treated with Tonmya 5.6 mg showed clinically meaningful separation from placebo at Weeks 4 and 12, suggesting a mixed civilian and military sample within 9 years of index trauma will show a therapeutic response to Tonmya Response to Tonmya for Non - Combat Traumas in P301/HONOR Study in ≤9 Years Time Since Trauma Subgroup CAPS - 5=Clinician - Administered PTSD Scale for DSM - 5; MCBF=mean change from baseline; mITT =modified Intent - to - Treat sample; TST=time since trauma

© 2018 Tonix Pharmaceuticals Holding Corp. 48 Summary of Clinical Experience with Tonmya/ TNX - 102 SL in PTSD Median time since trauma (TST) in TNX - 102 SL 5.6 mg group in the P301/HONOR study (9.5 years) was longer than P201/AtEase study (6 years) • Both studied military - related PTSD • Time has passed since the surge in Iraq In retrospective analysis, the ≤ 9 year subgroup of P301 study had similar results as the P201 study (primary and secondary) • TST is important in placebo - controlled clinical study • Potential enrichment in ≤ 9 years TST subgroup for treatment responders The ≤ 9 year subgroup of P301 may be enriched for “Remitting Phase” of PTSD 1 - 4 • Expect remitting phase of PTSD is more amenable to drug studies Results from retrospective analyses lead to improved Phase 3 study design 1 Kessler et al. Arch Gen Psychiatry 1995;52:1048 - 1060. 2 Armenta et al. BMC Psychiatry 2018;18:48. 3 Galatzer - Levy et al. PLOS ONE 2013;8:e70084. 4 Perkonigg et al. Am J Psychiatry 2005;162:1320 - 1327.

© 2018 Tonix Pharmaceuticals Holding Corp. 49 New Phase 3 P302/RECOVERY Study – To Start 1Q 2019 Primary e ndpoint CAPS - 5 1 : • Mean change from baseline at W eek 4 (Tonmya 5.6 mg vs. placebo ) Key Secondary e ndpoint s include: • CAPS - 5 m ean change from baseline at W eek 12 (Tonmya 5.6 mg vs. placebo ) Potential pivotal efficacy study to support NDA approval Placebo once - daily at bedtime 12 weeks Tonmya once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study with baseline CAPS - 5 1 ≥ 33 in approximately 25 U.S. sites • Enrollment restricted to study participants with PTSD who experienced an index trauma ≤ 9 years from the date of screening • Both civilian and military - related PTSD to be included 12 - week open - label extension study 1 CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5 Primary e ndpoint CAPS - 5 1 at Week 4 N= 125 N= 125

© 2018 Tonix Pharmaceuticals Holding Corp. 50 Commercialization Options Tonix is exploring a variety of options to commercialize TNX - 102 SL, including commercializing on our own or partnering all or some indications in specific regions of the world Tonix has participated in numerous partnering meetings Commercial Considerations: • Primary physician audience is well defined: psychiatrists (~30,000 in U.S.) • Small specialty sales force sufficient for coverage • Primary market research with psychiatrists indicate strong interest in new therapeutic options

© 2018 Tonix Pharmaceuticals Holding Corp. 51 TNX - 102 SL – Multi - Functional Mechanism Involves Antagonism at 3 Neuronal Receptors Active ingredient, cyclobenzaprine, interacts with 3 receptors • Antagonist at 5 - HT 2A receptors • Similar activity to trazodone and Nuplazid ® ( pimivanserin ) • Antagonist at a 1 - adrenergic receptor • Similar activity to prazosin • Antagonist at histamine H 1 receptors • Similar activity to Benadryl ® (diphenhydramine) and hydroxyzine Multi - functional activity suggests potential for other indications • TNX - 102 SL was developed for the management of fibromyalgia (Phase 3) • Sleep quality is a problem in other conditions

© 2018 Tonix Pharmaceuticals Holding Corp. 52 Untreated Effects of TNX - 102 Cyclobenzaprine is a multi - functional drug - SNARI - inhibits serotonin and norepinephrine reuptake - blocks serotonin 5 - HT 2A and norepinephrine a 1 receptors SNARI = S erotonin and N orepinephrine receptor A ntagonist and R euptake I nhibitor

© 2018 Tonix Pharmaceuticals Holding Corp. 53 Tonmya Trazodone Trazodone (disordered sleep ), prazosin (night terrors) - Trazodone inhibits serotonin 5HT 2A receptors and serotonin reuptake (SARI) - Prazosin blocks norepinephrine a 1 receptors Prazosin SARI – S erotonin Receptor A ntagonist & R euptake I nhibitor (Stahl SM, CNS Spectrums, 2009;14:536).

© 2018 Tonix Pharmaceuticals Holding Corp. 54 v Opportunities to Expand to Other Indications Growing recognition that there are many disorders where sleep disturbances may have a role in the pathophysiology (cardiovascular, metabolic, neurologic) • Homeostatic role of sleep quality in several disorders Psychiatric Disorders • Stress Disorders (PTSD) • Mood Disorders • Anxiety Disorders Chronic Pain States • Chronic wide - spread pain (fibromyalgia) • Osteoarthritis Role of sleep disturbance more established in common psychiatric and neurological/pain disorders • Recognized as a core symptom of many of these disorders • Traditional sleep medications, which increase sleep quantity, may not provide benefit (benzodiazepines in major depression) or are contraindicated (benzodiazepines in PTSD) v Psychiatric Symptoms of Neurological Disorders • Agitation in Alzheimer’s • Psychosis in Parkinson’s, Alzheimer’s and other dementias

© 2018 Tonix Pharmaceuticals Holding Corp. 55 TNX - 102 SL – Bedtime Treatment for Multiple Potential Indications Ma nagement of Fibromyalgia (FM) – chronic pain condition • TNX - 102 SL studied at low dose (2.8 mg) – half the dose being developed for PTSD – did not separate from placebo on primary endpoint, average pain improvement (responder analysis) • Retrospective analysis showed average pain improvement (secondary endpoint) after 12 weeks of treatment showed statistical significance (P< 0.05, MMRM) • Low dose TNX - 102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Pha se 3 FM trials • Efficacy of TNX - 102 SL 5.6 mg in FM can be studied in a potential pivotal study to support product registration Agitation in Alzheimer’s Disease • Fast Track designation granted July 2018 • Phase 2/ potential pivotal efficacy study protocol received FDA comments in October 2018

© 2018 Tonix Pharmaceuticals Holding Corp. 56 What is Agitation in Alzheimer’s Disease? Agitation is one of the most distressing and debilitating of the behavioral complications of Alzheimer’s disease • Includes emotional lability, restlessness, irritability and aggression 1 Link between disturbed sleep and agitation in Alzheimer’s 1 - 3 • Agitation is commonly diurnal (“ sundowning ”) Prevalence • Agitation is likely to affect more than half of the 5.3 million Americans who currently suffer from moderate to severe Alzheimer’s disease, and this number is expected to nearly triple by 2050 4 1 Rose, K.et al. (2015). American Journal of Alzheimer's Disease & Other Dementias , 30 :78 2 Shih, Y. H., et al. (2017). Journal of the American Medical Directors Association , 18 , 396. 3 Canevelli, M., et al. (2016). Frontiers in medicine , 3 . 4 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2018 Tonix Pharmaceuticals Holding Corp. 57 Consequences of Agitation in Alzheimer’s Disease Outcomes • Agitation is associated with significant poor outcomes for Alzheimer’s patients and challenges for their caregivers Common reason for institutionalization • Development of agitation, or its worsening, is one of the most common reasons for patients having to transition from lower - to higher levels of care (nursing homes and other long - term care settings) 1 Cost • The presence of agitation nearly doubles the cost of caring for patients with Alzheimer’s disease, and agitation is estimated to account for more than 12% of the healthcare and societal cost of Alzheimer’s disease, which is currently estimated to be $256 Billion for the year 2017 in the United States 1 1 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2018 Tonix Pharmaceuticals Holding Corp. 58 Agitation in Alzheimer’s Disease – Additional Indication Being Developed for TNX - 102 SL FDA designated Fast Track development program Significant unmet need • No FDA approved drugs for the treatment of agitation in Alzheimer’s Mechanism of improving sleep quality • Sleep disturbance is a significant and common symptoms in Alzheimer’s Pharmacological advantages outweigh potential concerns of using TNX - 102 SL in treating agitation in Alzheimer’s disease • Blocks 3 receptors, not just one (e.g., 5 - HT 2A )

© 2018 Tonix Pharmaceuticals Holding Corp. 59 TNX - 102 SL for Agitation in Alzheimer’s – Regulatory Status and Registration Strategy FDA confirmed no additional study is needed prior to IND submission • Pre - IND meeting established open dialogue with the FDA on pivotal clinical study design and efficacy endpoints to support product registration Proposed Phase 2 IND study can potentially serve as a pivotal efficacy study to support NDA approval • FDA comments on final protocol received October 2018 Registration Strategy of TNX - 102 SL for agitation in Alzheimer’s disease • Efficacy Supplement (sNDA 1 ) may be leveraged from the PTSD/FM development program and supported by Initial NDA approval for PTSD/FM 1 Supplemental New Drug Application

© 2018 Tonix Pharmaceuticals Holding Corp. 60 TNX - 102 SL Potentially Addresses Some of the Challenges in Treating Agitation in Alzheimer’s Sublingual route of administration (no swallowing) • Swallowing can be an issue for a significant number of Alzheimer’s patients Low dose taken daily at bedtime • Potentially minimize daytime anticholinergic side effects → improved tolerability and patient compliance Role of sleep in clearing debris from the brain • Animal studies have shown debris clearance from the brain during sleep including toxic proteins associated with Alzheimer’s progression 1 1 T Xie L, et al. Science. (2013);342(6156):373

© 2018 Tonix Pharmaceuticals Holding Corp. 61 Scientific Rationale for Developing TNX - 102 SL for Agitation in Alzheimer’s Disease Connection between Sleep Disturbance and Agitation • Agitation in Alzheimer’s Disease is associated with sleep disturbance 1,2 • Evidence that improving sleep could improve agitation 3 Supported by Potential Mechanism of Action • TNX - 102 is a multifunctional agent including antagonism of 5 - HT 2A , a 1 - adrenergic and histamine H 1 receptors • Certain 5 - HT 2A antagonists have shown clinical efficacy against agitation in dementia including trazodone 4,5 , and mirtazapine 6 • The a 1 - adrenergic antagonist prazosin has shown efficacy in the treatment of agitation in dementia 7 • The histamine H 1 antagonist hydroxyzine had historical use in treating agitation in dementia 8 1 Bachmen, D. and Rabins , P. Annu Rev Med. 2006;57:499. 2 Rose, K et al. Am J Alzheimers Dis Other Demen . 2015 30(1):78. 3 Figueiro MG Sleep Med. 2014 15(12):1554 - 64. 4 Lebert F. et al. Dement Geriatr Cogn Disord . 2004:17(4):355. 5 Sulzer DL et al. Am J Geriatr Psychiatry. 1997 5(1):60. 6 Cakir S. et el., Neuropsychiatr Dis Treat. 2008 4(5):963. 7 Wang, LY et al., Am J Geriatr Psychiatry. 2009 17(9):744 8 Settel E. Am Pract Dig Treat. 1957 8(10):1584.

© 2018 Tonix Pharmaceuticals Holding Corp. 62 Protective Barriers in the Central and Peripheral Nervous Systems Glial cells are cells that reside in the central nervous system and can provide protective barriers between the central and peripheral nervous systems 1,2 Blood – Brain Barrier: supplies nutrients to the brain and filters toxins 1 Cerebrospinal Fluid ( CSF ) – Brain Barrier/Glymphatic System: extracts toxins from the brain 2 Ventricle Brain Ependyma (glial cells) Astrocytes (glial cells) Capillary Brain Endothelial cells Astrocytes (glial cells) 1. Ballabh P, et al. Neurobiol Dis. 2004;16(1):1 - 13. 2. Jessen NA, et al. Neurochem Res. 2015;40(12):2583 - 2599.

© 2018 Tonix Pharmaceuticals Holding Corp. 63 During Wakefulness, Proteins Linked to Neuronal Death and Neurodegeneration Accumulate in the Brain’s Extracellular Space AQP4 = A quaporin - 4 CSF = Cerebrospinal Fluid ISF = Interstitial Fluid 1. Papadopoulos MC, et al. Nat Rev Neurosci . 2013;14(4):265 - 277. Ependymal glial cells line the ventricle 1 AQP4 localized to astrocyte processes 1 Astrocytes surrounded by ISF near the CSF – brain barrier 1 The pathways of interchanging CSF and ISF depend on aquaporin - 4 ( AQP4 ) water channels on astrocytes 1

© 2018 Tonix Pharmaceuticals Holding Corp. 64 During Sleep, the CSF – Brain Barrier Is More Permeable, Allowing Debris to Clear Aβ = β - amyloid CSF = Cerebrospinal Fluid 1. Bellesi M, et al. BMC Biol. 2015;13:66. 2. Xie L, et al. Science. 2013;342(6156):373 - 377. Permeability of CSF – brain barrier is increased during sleep 2 Astrocytes change shape, promoting fluid exchange 1 Extracellular volume increases during sleep 2

© 2018 Tonix Pharmaceuticals Holding Corp. 65 Sleep – Wake Cycles Alter Permeability of the CSF – Brain Barrier Fluid exchange at the CSF – brain barrier allows for clearance of toxic proteins called β – amyloids (A β ). 1 Glial cells in the brain work to facilitate this fluid exchange. 2 Sleep – wake cycles alter glial cell morphology, which may affect fluid exchange at the CSF – brain barrier. 3 Wakefulness: Fluid exchange is reduced due to limited permeability of the CSF – brain barrier 1 Sleep: Fluid exchange is increased due to greater permeability of the CSF – brain barrier 1 1. Xie L, et al. Science. 2013;342(6156):373 - 377. 3. Bellesi M, et al. BMC Biol. 2015;13:66. 2. Papadopoulos MC, et al. Nat Rev Neurosci. 2013;14(4):265 - 277. Ependyma (glial cells) Astrocytes (glial cells) Ependyma (glial cells) Astrocytes (glial cells)

© 2018 Tonix Pharmaceuticals Holding Corp. 66 Agitation in Alzheimer’s – Competitive Landscape of Select Drugs in Development Competitive landscape • 5HT 2A Antagonists/inverse agonists • Nelotanserin ( Axovant ) • Atypical Antip sychotics (also have 5HT 2A antagonism) • Rexulti ® brexpiprazole (Otsuka/ Lundbeck ) • Lumateperone (Intra - Cellular ) • Dextromethorphans – believed to act as SSRI, glutamate/NMDA and sigma - 1 receptor modulators • Deudextromethorphan ( Avanir /Otsuka) - deuterated version of Nuedexta ® • Dextromethorphan/bupropion ( Axsome Therapeutics) TNX - 102 SL uniquely designed for bedtime dosing and transmucosal absorption • Maximize drug exposure during sleep → improving sleep quality • Other 5 - HT 2A antagonists not designed for bedtime sublingual dosing NDA approval can rely on reference listed drug (AMRIX) safety information

© 2018 Tonix Pharmaceuticals Holding Corp. 67 Candidates in Development Preclinical Phase 2 NDA 1 /BLA 2 Market Pipeline Product Indication/ Description Phase 3 Tonmya Bedtime Treatment for PTSD Daytime Treatment for PTSD TNX - 601 Novel polymorph and salt discovered and characterized; Preliminary human PK and safety data 3 from selected formulation expected 2H2019 TNX - 801 Horsepox virus synthesized and demonstrated protective vaccine activity in mice Smallpox - preventing vaccine Cyclobenzaprine HCl sublingual tablets Tianeptine oxalate oral formulation Live horsepox virus (HPXV) vaccine from cell culture Phase 1 1 NDA - New Drug Application; 2 BLA – Biologic Licensing Application; 3 non - IND study Bedtime Treatment for Agitation in Alzheimer’s Cyclobenzaprine HCl sublingual tablets Fast Track Phase 2/3 ready program TNX - 102 SL All programs owned outright with no royalties or other obligations due P302/ RECOVERY study to start 1Q2019

© 2018 Tonix Pharmaceuticals Holding Corp. 68 TNX - 601 ( Tianeptine Oxalate): A Potential Clinical Candidate for PTSD Pre - IND Candidate Targeted as a 1 st line monotherapy for PTSD: oral formulation for daytime dosing x Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.) x Mechanism of Action (MOA) is different from TNX - 102 SL • Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post - marketing experience • Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation • Preliminary human pharmacokinetic and safety data (non - IND study) from selected formulation expected in second half 2019 Filed patent application on novel salt polymorph • Issued patent on steroid - induced cognitive impairment and memory loss issues Targeting a Condition with Significant Unmet Need Clinical evidence for PTSD • Several studies have shown tianeptine to be active in the treatment of PTSD 1 - 4 1 Frančišković T, et al. Psychiatr Danub . 2011 Sep;23(3):257 - 63. PMID: 21963693 2 Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55 - 61. PMID: 18097761 3 Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova . 2005;105(11):24 - 9. PMID: 16329631 [Russian] 4 Onder E, et al. Eur Psychiatry. 2006 (3):174 - 9. PMID: 15964747

© 2018 Tonix Pharmaceuticals Holding Corp. 69 Structural Comparison: TNX - 102 and TNX - 601 Cyclobenzaprine and tianeptine share structural similarities with classic tricyclic antidepressants (TCAs) and to each other, but each has unique pharmacological properties • Tianeptine has a 3 - chlorodibenzothiazepine nucleus with an aminoheptanoic side chain Tianeptine leverages Tonix’s expertise in the pharmacology and development of tricyclics TNX - 102 (cyclobenzaprine HCl) TNX - 601 (tianeptine oxalate) HCl (C 2 O 4 ) ½ -

© 2018 Tonix Pharmaceuticals Holding Corp. 70 TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate Pre - IND Stage Potential improvement over current biodefense tools against smallpox ✓ Leverages Tonix’s government affairs effort ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta ✓ Demonstrated protective vaccine activity in mice ✓ Patent application on novel vaccine submitted Regulatory strategy • We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either: ✓ Application of the “Animal Rule”, or ✓ Conducting an active comparator study using ACAM2000 • Good Manufacturing Practice (GMP) viral production process in development Targeting a Potential Public Health Issue Material threat medical countermeasure under 21 st Century Cures Act • Qualifies for Priority Review Voucher (PRV) upon licensure * ✓ PRVs have no expiration date, are transferrable and have sold for ~$125 M *BLA/NDA priority 6 - month review is expected.

© 2018 Tonix Pharmaceuticals Holding Corp. 71 TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate Synthesis 1 from sequence of a 1976 Mongolian isolate 2 In mice, TNX - 801 behaved like attenuated vaccinia virus • Vaccinia is the term used to classify the live poxviruses that are used as smallpox vaccines, including ACAM2000, which is the latest smallpox vaccine licensed in the U.S. How is HPXV related to modern vaccines? • Multiple sources 3 - 5 indicate that the smallpox vaccine discovered by Dr. Edward Jenner in the early 19 th century was either HPXV or a very similar virus and that vaccinia vaccines are derived from this ancestral strain • A 1902 U.S. smallpox vaccine was found to be highly similar (99.7% similarity in core genome 6 ) to HPXV sequence from the 1976 Mongolian isolate • Horsepox is now believed to be extinct 5 1 Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453 2 Tulman et al., Journal of Virology, 2006; 80(18): 9244 - 9258 3 Qin et al., Journal of Virology, 2011; 85(24):13049 - 13060 4 Medaglia et al., Journal of Virology, 2015; 89(23):11909 - 11925 5 Esparza J. Veterinary Record. 2013; 173: 272 - 273 6 Schrick , L. et al. , N Engl J Med 2017; 377:1491 - 1492, http://www.nejm.org/doi/full/10.1056/NEJMc1707600

© 2018 Tonix Pharmaceuticals Holding Corp. 72 ACAM2000 is sold to the U.S. Strategic National Stockpiles 1 • Sold by Emergent BioSolutions • Sanofi divested ACAM2000 to Emergent BioSolutions in 2017 for $97.5 M upfront plus milestones • ACAM2000 was developed by Acambis which was acquired by Sanofi in 2008 for $513 M Vaccinia (VACV) strains have demonstrated potential for zoonotic infections and re - infection of humans 2 - 5 • No known evidence for zoonosis of ACAM2000, but it has not been widely administered Modern VACV smallpox vaccines are associated with cardiotoxicity 6 The Currently Licensed Smallpox Vaccine ACAM2000 is a Live Vaccinia Virus (VACV) Vaccine 1 Nalca, A et al. Drug design, development and Therapy. (2010) 4:71 - 79 2 Medaglia MLG, et al. J Virol . (2015) 89:11909 – 11925. doi:10.1128/JVI.01833 - 15. 3 Trindade,GS. et al. Clinical Infectious Diseases. (2009) 48:e37 – 40 4 Leite,JA, et al. Emerging Infectious Diseases. (2005) www.cdc.gov/eid • Vol. 11, No. 12 5 Medaglia MLG, et al. Emerging Infectious Diseases (2009) www.cdc.gov/eid • Vol. 15, No. 7 6 Engler RJM et al., PloS ONE (2015) 10(3): e0118283. doi:10.1371/journal.pone.0118283

73 © 2018 Tonix Pharmaceuticals Holding Corp. HSPV074 – fragmented homolog of VACV I4L (ribonucleotide reductase) HSPV200 – 216 kDa protein probably regulates T - cell activation with homologs still present in variola , cowpox, and monkeypox viruses HPXV and its Relationship to Other Orthopoxviruses Evans, D. U. of Alberta (2018) with permission

74 © 2018 Tonix Pharmaceuticals Holding Corp. Sequence: GenBank entry DQ792504; DNA: GeneArt Genome Assembly (212 kbp ) by Synthesis of Fragments and Construction of Telomeres Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

75 © 2018 Tonix Pharmaceuticals Holding Corp. HPXV Produces Small Plaques that are More Like Cowpox Than Vaccinia (VACV) Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

76 © 2018 Tonix Pharmaceuticals Holding Corp. Cell - associated virus Virus in the media Production of Cell - Associated and Extracellular Virus Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

77 © 2018 Tonix Pharmaceuticals Holding Corp. HPXV Growth Characteristics Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

78 © 2018 Tonix Pharmaceuticals Holding Corp. Testing Vaccine Protective Activity of HPXV in Mice Model Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

79 © 2018 Tonix Pharmaceuticals Holding Corp. PBS VACV WR (5x10 3 PFU) Dryvax clone (10 7 PFU) HPXV (10 7 PFU) Challenge (10 6 PFU VAC strain WR) Biological Properties of HPXV: Less Virulent than a Dryvax Clone, but Produces Protective Immunity Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

80 © 2018 Tonix Pharmaceuticals Holding Corp. PBS HPXV (10 5 PFU) HPXV (10 6 PFU) HPXV (10 7 PFU) Challenge (10 6 PFU VAC strain WR) HPXV Vaccine Protection Activity Observed As Low As 10 5 PFU* *PFU = plaque forming units Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

81 © 2018 Tonix Pharmaceuticals Holding Corp. No challenge PBS ➔ VACV (10 6 PFU) VACV* (5x10 3 PFU) ➔ VACV (10 6 PFU) HPXV (10 5 PFU) ➔ VACV (10 6 PFU) HPXV (10 6 PFU) ➔ VACV (10 6 PFU) HPXV (10 7 PFU) ➔ VACV (10 6 PFU) * VACV (strain WR) No Overt Clinical Sign Observed in HPXV Vaccinated Mice After VACV Challenge Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

© 2018 Tonix Pharmaceuticals Holding Corp. 82 HPXV or TNX - 801 – May Have an Improved Safety Profile as a Smallpox Preventing Vaccine Horsepox is caused by HPXV and is characterized by mouth and skin eruptions HXPV isolate from the 1976 outbreak later sequenced Modern smallpox vaccines are associated with cardiotoxicity 1 HPXV has potential for slower proliferation leading to possibly decreased toxicity 2 1 Engler RJM et al., PloS ONE 10(3): e0118283. doi:10.1371/journal.pone.0118283 (2015) 2 Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

© 2018 Tonix Pharmaceuticals Holding Corp. 83 An Improved Smallpox - Preventing Vaccine is Important and Necessary for a Potential Public Health Issue Smallpox was eradicated as a result of global public health campaigns No cases of naturally - occurring smallpox have been reported since 1977 Accidental or intentional transmission of smallpox does not require a natural reservoir Stockpiles of smallpox - preventing vaccines are currently maintained and refreshed in case of need

© 2018 Tonix Pharmaceuticals Holding Corp. 84 Ongoing vaccination of U.S. troops • Troops in the Global Response Force Threat of smallpox re - introduction • Strategic National Stockpile & public health policy Re - emergence of monkey pox 1 • Believed to resurgent because of vaccinia - naïve populations in Africa • Multiple U.S. military operations ongoing in Africa Current Needs to Vaccinate Against Smallpox 1 Nda - Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

© 2018 Tonix Pharmaceuticals Holding Corp. 85 TNX - 801: A Potential Medical Countermeasure 21st Century Cures Act (2016), Section 3086 • Encouraging treatments for agents that present a national security threat Medical countermeasures are drugs, biologics (vaccines) or devices intended to treat: • Biological, chemical, radiological, or nuclear agents that present a national security threat • Public health issues stemming from a naturally occurring emerging disease or a natural disaster New Priority Review Voucher program for “Material Threat Medical Countermeasures” • Priority Review Voucher may be transferred or sold

© 2018 Tonix Pharmaceuticals Holding Corp. 86 Live virus vaccines stimulate cross - reactive immunity • Protects from possible infection with smallpox virus • Renders recipient “immune” • Provides indirect protection to non - immunized population “herd immunity” Potential safety improvement over existing vaccines • Cardiotoxicity limits widespread smallpox vaccination in at - risk population Exclusivity • Patent application filed on novel virus composition • 12 years exclusivity can be anticipated Eligibility for Priority Review Voucher upon licensure if accepted as medical counter - measure Mechanism of Action Possible advantages of TNX - 801 TNX - 801 (HPVX) • Synthesized live horsepox virus • Shares structural characteristics with vaccinia - based smallpox vaccines • Unique properties that suggest lower toxicity TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate

© 2018 Tonix Pharmaceuticals Holding Corp. 87 Given that smallpox is eradicated the only evidence of effectiveness for modern vaccines is from historical use when smallpox was endemic • Stimulates interest in the evolution of vaccinia Vaccinia stocks around the world diverged from Jenner’s 1798 vaccine • Evolutionary argument that common progenitor was horsepox or a similar virus U.S. vaccine from 1902 was found to be 99.7% similar to horsepox in core viral sequence 1 • Strong evidence linking a horsepox - like virus as progenitor to modern vaccinia • Effectiveness of older vaccines support belief that HPXV will be protective against smallpox Evidence of Effectiveness for Smallpox Vaccine 1 Schrick, L. et al (2017) An Early American Smallpox Vaccine Based on Horsepox N Engl J Med 2017; 377:1491

© 2018 Tonix Pharmaceuticals Holding Corp. 88 Single clone picked from “swarm” of Dryvax ® 1 • Some rationale for selection 2 Growth in serum free Vero cells • Eliminates risk of Bovine Spongiform Encephalopathy (BSE)/prion contamination – safety concerns in Wyeth’s Dryvax (grown in calf lymph) In 2000, the evolutionary connection between vaccinia and horsepox was not understood • Tulman’s sequence of horsepox was published in 2006 3 ACAM2000 1 – Best Technology of its Time 1 US licensed smallpox preventing vaccine – ACAM2000 is currently marketed, Dryvax has been withdrawn from marketing 2 Monath, TP et al. Int. J. of Inf. Dis. (2004) 8S2:S31 3 Tulman, ER. Genome of Horsepox Virus J. Virol. (2006) 80(18) 9244

© 2018 Tonix Pharmaceuticals Holding Corp. 89 Toxicity concern of modern vaccinia (VACV) vaccines limit wildly administration • Not recommended for use, even in first responders • U.S. soldiers in the Global Response Force are immunized Modern VACV vaccination safety studied in 1081 VACV ( Dryvax [62.5%] and ACAM2000 [37.5%]) vaccinees 1 • New onset chest pain, dyspnea and/or palpitations 10.6% of VACV - vaccinees and 2.6% of control immunized (TIV) 2 • Clinical: 4 probable myo - and 1 suspected peri - carditis (5 cases out of 1081 VACV vaccinees – 0.5%) • Cardiac specific troponin T ( cTnT ) elevation in 31 VACV vaccinees (3%) Rationale for Developing a Potentially Improved New Smallpox Vaccine 1 Engler RJM,, et al. (2015) A Prospective Study of the Incidence of Myocarditis/Pericarditis and New Onset Cardiac Symptoms following Smallpox and Influenza Vaccination. PLoS ONE 10(3) 2 TIV = trivalent influenza vaccine - control vaccinees

© 2018 Tonix Pharmaceuticals Holding Corp. 90 Postulated Divergence of Historical Strains of Vaccinia Proposed Evolution of Vaccinia Vaccines NYCBH/European precursor stocks Horsepox - like ancestral strain Lister/Evans/USSR Dryvax ® IHD - J WR Copenhagen Tashkent RPXV TianTan Ankara LIVP IHD - J=International Health Department - Japan LIVP=Lister Vaccine Strain NYCBH=New York City Board of Health RPXV=Rabbitpox Virus WR=Western Reserve Figure Adapted from Qin et al. Journal of Virology. 2015;89(3):1809 - 1824.

© 2018 Tonix Pharmaceuticals Holding Corp. 91 Relationship to Smallpox Incidence and Eradication Proposed Evolution of Vaccinia Vaccines TIME *Rough approximation (not data derived) 1977 Eradication SMALLPOX CASES IN US/EUROPE* ACAM2000™ 1798 1902 1931 2007 Dryvax ® swarm Mulford Vaccine Jenner’s Vaccine (Horsepox - like) Clonal Diversity

© 2018 Tonix Pharmaceuticals Holding Corp. 92 Theoretical effectiveness of modern vaccinia vaccines are based on extrapolation from older vaccines • Newer/modern vaccines were not widely used when smallpox was endemic MVA ( Modified Virus Ankara) which has large deletions also produces different T cell responses • In non - human primates, MVA is less effective than ACAM2000 in protecting against monkeypox 1 • MVA has fewer epitopes, and elicits different responses to existing epitopes 2 • MVA effectiveness argument is based on the immune response to intracellular mature virus (IMV) • Immunity to the other form of virus, extracellular enveloped virus (EEV), is weak because the immunodominant B5 gene is heavily mutated and deleted in MVA What’s the Evidence of Effectiveness of Smallpox Vaccines for Preventing Smallpox? 1 Golden JW, et al. (2012). PLoS ONE 7(7): e42353. doi:10.1371/journal.pone.0042353 2 Tscharke, DC et al., J. Exp. Med. 2005 201(1):95

© 2018 Tonix Pharmaceuticals Holding Corp. 93 Preventing Vaccine • Jenner’s vaccine, HPXV (upon licensure), Vaccinia Post - exposure vaccination 1 • Jenner’s vaccine Priming of the immune system • Imvamune ® (MVA) and DNA vaccines 2 Pharmacotherapy for infected or exposed individuals • Arestvyr ® /TPOXX ® ( tecovirimat , formerly ST - 246) Treatment of disseminated viremia in immunocompromised 3 • Arestvyr ® /TPOXX ® , Brincidofovir and vaccinia immune globulin Possible Smallpox Prevention and Treatment Strategies 1 Described by Jenner as one of his major discoveries 2 Hooper, JW et al. Smallpox DNA Vaccine Protects Nonhuman Primates Against Lethal Monkeypox . J. Virol . 2004. 78 (9) 4433 3 Lederman, ER et al, Progressive Vaccinia: Case Description and Laboratory - Guided Therapy With Vaccinia Immune Globulin, ST - 246, and CMX001 JID 2012. 206:1372

© 2018 Tonix Pharmaceuticals Holding Corp. 94 Pox vaccines with low or no replication appear safer than vaccines replicate fast in human cells • Canarypox and Imvamune ® (Modified Virus Ankara/MVA) appear to have good tolerability • Relatively safe in immunocompromised hosts • Rapidly replicating modern vaccinia vaccines ( Dryvax ® and ACAM2000®) are associated with myocarditis Replication correlates positively with immunogenicity • Jenner’s vaccine and modern vaccinia engender strong immunity • Canarypox and MVA appear to be weak immunogens, suitable for priming of the immune system in healthy human being and potentially safe enough to use in immunocompromised people Viral Replication Proficiency is Critical to Human Immunogenicity but May Compromise Safety

© 2018 Tonix Pharmaceuticals Holding Corp. 95 TNX - 801 (HPXV) is expected to have similar scalability for mass production as ACAM2000 • TNX - 801 grows well in cell lines – immunity is expected after single administration (immunization) • Only a small dose (replicating live virus) is required for immunization MVA is hard to scale up for commercial production • Requires high dose to engender an immune response (non - replicating virus) • Cumbersome immunization schedule – two doses, 4 weeks apart, are used typically to prime the immune system (slow growth) Antivirals • Relatively expensive to manufacture – requires repeated dosing • May provide logistical challenges to at risk population over the at risk period Manufacturing and Dosing Requirements

© 2018 Tonix Pharmaceuticals Holding Corp. 96 Vaccination protects against smallpox – both individuals and populations at risk • Use of Jenner’s vaccine resulted in eradication of smallpox Vaccination can protect AFTER smallpox infection • Vaccinia can be administered 1 - 3 days after infection Vaccination indirectly protects non - immunized people in a population • “Wetting the forest” or “herd immunity” Vaccination can be cost effective with safe/low - risk vaccines • Replication - efficient live virus vaccines can be manufactured and administered for broader use “The Time is Right” New synthetic biology technology and new understanding of vaccinia evolution provide an opportunity for a potentially safer vaccine using HPXV Rationale for Developing a Potentially Improved New Smallpox Vaccine Based on Jenner’s Vaccine

© 2018 Tonix Pharmaceuticals Holding Corp. 97 Potential for Use of HPXV as a Vector for Vaccines to Infectious Disease or Cancer Poxviruses like HPXV can be engineered to express foreign genes and are well recognized platforms for vaccine development • Large packaging capacity for exogenous DNA inserts (i.e. encoding antigens) • Precise virus - specific control of exogenous gene insert expression • Lack of persistence or genomic integration in the host • Strong immunogenicity as a vaccine • Ability to rapidly generate vector/insert constructs • Readily manufacture at scale • Live, replicating vaccine – direct antigen presentation Potential advantages of HPXV - strong immunogenicity with good tolerability

© 2018 Tonix Pharmaceuticals Holding Corp. 98 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2018 Tonix Pharmaceuticals Holding Corp. 99 Board of Directors Seth Lederman, MD Chairman Adeoye “Oye” Olukotun, MD Squibb, BMS, Mallinckrodt, Esperion John Rhodes Chair, NYS Public Service Commission, CEO, NYS Dept. of Public Service, Booz Allen Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Gen. David Grange (ret.) Pharm - Olam, PPD, McCormick Foundation Patrick Grace ( qp ) global family offices, Grace Institute Foundation, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research

© 2018 Tonix Pharmaceuticals Holding Corp. 100 Milestones – Recently Completed and Upcoming □ July 201 8 Completed P301/HONOR study interim analysis - result did not support study continuation but strengthened new Phase 3 study □ August 201 8 Presentation of P301/HONOR study results at Military Health System Scientific Symposium □ October 201 8 Met with FDA and received preliminary agreement on the design of new Phase 3 study of Tonmya for PTSD (P302/RECOVERY study) □ November 201 8 Received FDA minutes confirming agreement on the design of P302/RECOVERY study □ First Quarter 2019 P302/RECOVERY study to be initiated □ Second Half 2019 P reliminary human pharmacokinetic and safety data (non - IND study) from selected TNX - 601 (tianeptine oxalate) formulation expected □ First Half 2020 Topline data from P302/RECOVERY study expected x x x x

© 2018 Tonix Pharmaceuticals Holding Corp. 101 Summary Phase 3 development of Breakthrough Therapy treatment for PTSD, including military - related PTSD • Major unmet need; ~11 million Americans affected • Benefited from FDA 505(b)(2) NDA approval requirement New indication in development for agitation in Alzheimer’s Disease • Unmet medical need, no approved drug available • Fast Track Phase 2/3 ready program Complimentary day - time PTSD treatment in development • Leverages development expertise in PTSD, i.e., regulatory, trial recruitment and execution Innovative vaccine in development to prevent Smallpox • Opportunity to supply stockpiling requirement; short development path • Studies in mice suggest improved safety profile

© 2018 Tonix Pharmaceuticals Holding Corp. Thank you ! NASDAQ: TNXP